SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report: March 31,1997 (Date of earliest event reported)


                            MAVERICK TUBE CORPORATION
               (Exact name of registrant as specified in charter)


Delaware                             01-10651                        43-1455766
(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



400 Chesterfield Center, Second Floor, Chesterfield, MO                   63017
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code:               (314) 537-1314
                                                                 --------------








(Former name or former address, if changed since last report):   Not Applicable


ITEM 5.  OTHER EVENTS


Effective March 31, 1997, the Board of Directors appointed John M. Fox to fill the current vacancy on the Board.

John M. Fox is the President, Chief Executive Officer and a member of the Board of Directors of Markwest Hydrocarbon, Inc. since its inception in April 1988. Mr. Fox was a founder of Western Gas Resources, Inc., a company listed on the New York Stock Exchange, and was Executive Vice President and Chief Operating Officer from 1972 to 1986.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Maverick Tube Corporation




Date:  March 31, 1997                                 /s/ Charles O. Struckhoff
                                                    Charles O. Struckhoff, Vice
                                                    President Finance and
                                                    Administration
                                                   (Principal Financial and
                                                    Accounting Officer)